Exhibit 99.1

Freddie Mac Class A Multifamily M Certificates Series M-043

Underlying Bond Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

15 June 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Federal Home Loan Mortgage Corporation (“Freddie Mac”)

Freddie Mac Class A Multifamily M Certificates Series M-043 (the “Class A Certificates”)

Underlying Bond Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by Freddie Mac and Deutsche Bank Securities Inc. (the “Sponsor,” together with Freddie Mac, the “Specified Parties”), solely to assist Freddie Mac in evaluating the accuracy of certain information with respect to the Underlying Bond (as defined herein) relating to the Freddie Mac Class A Multifamily M Certificates Series M-043 securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, Freddie Mac provided us with:

a.	An electronic data file labeled “21 WEA Data Tape Template_DB_Kutak_5.30.18.xlsx” and the related record layout and decode information (the “Data File”), that Freddie Mac indicated contains information as of 1 June 2018 (the “Cutoff Date”) relating to bonds (the “Underlying Bonds”) secured by a pool of multifamily affordable housing bonds issued by the state and local governmental entities to finance multifamily affordable housing mortgages,
b.	Imaged copies of:
i.	The borrower loan agreement (the “Borrower Loan Agreement”),
ii.	The amendment of resolutions, mandatory tender and bank purchase (the “Resolutions Amendment”),
iii.	The 2012 Series A confirmation, 2013 Series A-1 confirmation, 2013 Series A-2 confirmation, 2013 Series A-3 confirmation, 2015 Series A-1 confirmation and 2015 Series A-2 confirmation (the “Series Confirmations”) and
iv.	The mortgage loan note (the “Mortgage Loan Note,” together with the Borrower Loan Agreement, Resolutions Amendment and Series Confirmations, the “Source Documents”)

for the Underlying Bond with a FM Loan # value of “21 WEA TAX EXEMPT,” as shown on the Data File,

c.	The list of relevant characteristics (each, a “Bond Characteristic”) on the Data File relating to the Underlying Bond, which are listed on Exhibit 1 to Attachment A and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedure included in Attachment A was limited to comparing or recalculating certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by Freddie Mac upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Underlying Bond, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Freddie Mac that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Underlying Bond conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Underlying Bond,
iii.	Whether the originator or issuer of the Underlying Bond complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Underlying Bond that would be material to the likelihood that the issuer of the Class A Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

15 June 2018

Attachment A

Procedure performed and our associated findings

For the Underlying Bond with a FM Loan # value of “21 WEA TAX EXEMPT,” as shown on the Data File, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located in, or to the corresponding information we recalculated and compared using information located in, the Source Documents, subject to the instructions provided by Freddie Mac that are stated in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by Freddie Mac to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics

Bond Characteristic	Source Document(s)	Note

Property name	Borrower Loan Agreement	i.

Debt type (comforted)	Borrower Loan Agreement

Bond CUSIP (comforted)	Series Confirmations

Authorized bond denominations (comforted)	Resolutions Amendment

Interest type (comforted)	Series Confirmations

Current bond rate and/or loan rate (comforted)	Series Confirmations

Original UPB (comforted)	Series Confirmations

Current bond amount (UPB) (comforted) (as of 4/1/17)	Mortgage Loan Note and recalculation	ii.

First payment date (comforted)	Mortgage Loan Note

Original bond note date (comforted)	Mortgage Loan Note

Maturity date (comforted)	Mortgage Loan Note

Bond amort period (months) (comforted)	Resolutions Amendment

Interest only begin date (comforted)	Mortgage Loan Note

Interest only end date (comforted)	Mortgage Loan Note

Payment frequency (comforted)	Mortgage Loan Note

Interest rate calculation type	Mortgage Loan Note

Interest payment due date (ie: 1st, 15th, etc)	Mortgage Loan Note

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the current bond amount (UPB) (comforted) (as of 4/1/17) Bond Characteristic, Freddie Mac instructed us to recalculate the current bond amount (UPB) (comforted) (as of 4/1/17) of the Underlying Bond assuming no mortgage payments of principal or prepayments have been made prior to the PRF Deposit Commencement Date, as defined in the Mortgage Loan Note.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by Freddie Mac that are described in the notes above.